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                                                                    EXHIBIT 10.9
                             ACQUISITION AGREEMENT


DATE:           May 15, 1997

LICENSORS:      Leucadia Film Corp.
                535 East South Temple
                Salt Lake City UT 84102
                (801) 521-1094 Fax (801) 524-1760

LICENSEE:       TEAM Entertainment Group.
                12300 Wilshire Boulevard Suite 400
                Los Angeles CA 90025
                (310) 442-3500
                Fax (310) 442-3501

PROPERTY:       A series of motion pictures more specifically set forth in the attached schedules, 1 through 5, collectively referred to as the "Property."

RIGHTS: As more specifically set forth in the attached schedules 1 through 5.

TERRITORY:      As more specifically set forth in the attached schedules 1 through 5.

TERM:           Fifteen (15) years, commencing upon the date of this agreement.
                All contracts currently in place or entered into during the terms of this agreement must expire by September 22, 2012. Team Entertainment will supply Leucadia Film Corp. with a copy of all contracts that Team enters into.

PURCHASE PRICE:
                Total purchase price for all rights acquired hereunder US$870,000 payable as follows:
                a. US$87,000 on or before September 19, 1997.
                b. US$435,000 upon delivery of all required materials to
                   Licensor's designated laboratory, and technical and quality acceptance thereof by said laboratory, but in no event sooner than October 31, 1997.
                c. US$348,000 on or before December 15, 1997.

COPYRIGHT
OWNERSHIP:
                Licensor will retain ownership of the copyright of the Property.

COPYRIGHT AND
TRADEMARK
REGISTRATION:


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          Licensor will execute an Instrument of Transfer indicating Licensee's exclusive distribution rights which may be recorded in the United States Copyright or other pertinent office. The Licensor will copyright the Series, if same has not already been accomplished, and provide documentation of such registrations.

DISTRIBUTION
AND MARKETING
COSTS: All costs of distribution and marketing the Series within the Licensee's Territory shall be borne by Licensee.

TITLE TO CREATIVE:
          Licensee shall retain ownership to all and any creative work done relative to advertising or marketing of the Property for which it advances costs, even after the expiration of the term hereof, unless the actual and verifiable cost of same has been repaid to Licensee by Licensor, in which case title will revert to Licensor. Licensee will not use such materials in derogation of Licensor's rights.

FOREIGN LANGUAGE
TRACKS: Licensor shall obtain and retain title to any and all foreign language tracks made by Licensee during the Term hereof.

ACCESS TO
CREATIVE: Licensor shall have a right to the access and use of Licensee's creative materials as they relate to the Property during the Term hereof.

          Licensee may have access to any creative materials owned and previously produced by Licensor for purposes of marketing the Property, in order to reduce its marketing costs.

CREDITS: Licensee shall use the credit block provided by Licensor as contractually required in advertising. Licensor shall promptly advise Licensee in writing of any such requirements.

REPRESENTATIONS
AND WARRANTIES:
          1. Licensor controls, and throughout the Term hereof shall control, performance, exhibition, advertising and all other rights granted to Licensee hereunder in and to all literary, dramatic and musical material contained in the Property or upon which the Property is based and Licensor has obtained all necessary licenses and permissions as may be required for the full and unlimited exercise of Licensee throughout the Territory for the Term.

          2. All obligations with respect to the Series and the production, prior distribution and exploitation thereof, including but not limited to, all salaries, royalties, license fees, service charges and laboratory charges will be fully paid by Licensor and Licensor does hereby indemnify Licensee therefor according to the


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          Indemnifications provisions set forth herein. Licensee shall not have any obligation for past, current or future salaries, royalties and residuals.

          3. All obligations with respect to the Property and the production thereof, including but not limited to, all salaries, royalties, license fees, service charges and laboratory charges were fully paid and Licensor does hereby indemnify Licensee against any and all residual or royalties payable therefor.

          4. Licensor shall deliver, or cause to be delivered, at Licensee's office, or such other place as Licensee may designate, all delivery materials specified herein below in a timely fashion.

          5. Licensor shall deliver the Property, and each portion thereof, to Licensee free of liens in the Territory, and does specifically represent and warrant that there are no liens on the Property and Licensor will fully indemnify Licensee against any breach of these representation.

          6. Licensor have specifically obtained the requisite releases and permission as to name, image, voice and likeness of talent appearing in the Series and on any or all marketing and advertising materials therefor.

NAME, IMAGE AND
LIKENESS: Licensor have secured permission to use the name, voice, image and likeness of all talent (as long as same is not for promotion of a particular consumer product) and directly represents it has the right to license such usage to Licensor under the terms hereof, and subject only to limitations of the written requirements submitted (if any) by Licensor to Licensee simultaneous with the execution hereof.

INDEMNIFICATIONS:

          Each party (the "Indemnifying Party") shall indemnify and hold the other party, its affiliates and their respective employees, officers, agents, attorneys, stockholders and directors, and their respective successors, licensee and assigns ("Indemnified Parties") harmless from and against (and shall pay, as incurred) any and all claims, proceedings, actions, damages, costs, expenses and other liabilities and losses of whatever kind or nature ("Claim(s)") incurred by, threatened against, imposed or filed against any Indemnified Party caused by any breach (or, with respect to third party claims, any alleged breach by the Indemnifying Party of any representation, material term, warranty or agreement hereunder. Neither party shall settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Claim in respect of which the Indemnified Party is entitled to indemnification hereunder, without the prior written consent of the other party; provided, however, that the Indemnifying Party shall be entitled to settle any claim without the written consent of the Indemnifying Party so long as such settlement only involves the payment of money by the Indemnifying Party and in no way affects any rights of the Indemnified Party.

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INSURANCE:  Licensor will arrange to secure an Errors and Omissions policy of insurance with respect to the Property which has limits of not less than $1,000,000/$3,000,000, with a deductible of not more than $?0,000. Licensor agrees that Licensee, and its customers shall be named as an additional insured on said policy.

DELIVERY
MATERIALS:  Timely delivery of technically satisfactory versions of the delivery materials set forth in the attached schedule of delivery materials shall constitute Delivery hereunder, which Delivery is a condition precedent to all other terms and conditions of this Deal Memo.:

NOTICES: All notices hereunder shall be in writing, addressed to the party as indicated below. Any written notice ("Notice") shall be effective one day after delivery of same. A Notice may be communicated by facsimile, with printed receipt for transmission thereof, by federal express or other overnight courier service with proof of personal delivery thereof, or by certified mail, return receipt requested with proof of delivery thereof:

            All Notices shall be sent to the addresses:

            If to Licensee:

            TEAM Entertainment Group
            12300 Wilshire Boulevard Suite 400
            Los Angeles CA 90025
            (310)442-3500
            Fax (310)442-3501


            If to Licensor:

            Leucadia Film Corp.
            535 East South Temple
            Salt Lake City, UT 84102
            (801)521-1094
            Fax (801)52-1760

            With a copy to:

            Tomorrow Film Corp.
            1453 Third Street Promenade Suite 360
            Santa Monica, CA 90401
            (310)656-6300
            Fax (310)656-6304

ARBITRATION
PROVISION:  In the event of any dispute hereunder, the parties will submit the issued in controversy to binding arbitration at an impartial hearing conducted by an


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            arbitration panel according to the American Film Marketing
            Association and the rules thereby prescribed.

LIEN ON FILM
ELEMENTS UNTIL
RECOUPMENT: Licensee shall have a sole and first priority lien on the rights granted under this agreement until such time as the purchase price paid hereunder is recouped, at which time such lien will be released.

ASSIGNMENT: The right to payment and/or recoupment hereunder may be assigned, with prior written notice to Licensor, by Licensee, but the obligations hereby undertaken may not be assigned by any party without the prior written consent of all others.

FORCE MAJEURE:
            Neither company nor distributor will be liable for failure to perform its part of this agreement when the failure is due to fire, flood, strikes, or other industrial disturbances, inevitable accident, war, riot, insurrection, or other causes beyond the reasonable control of the parties.

CANCELLATION FOR CAUSE:
            Either party may cancel this agreement in the event the other party is in default of any of the material provisions of this agreement, and such default is not cured within thirty (30) days of receipt by such other party of written notice from the party giving notice specifying the nature of such default and corrective action that may be taken, if any.

"Licensor:
LEUCADIA FILM CORPORATION

BY: /s/ MONTY MAGLEBY
    -----------------------------------



"Licensee"
TEAM ENTERTAINMENT GROUP

BY: /s/ DREW LEVIN
    ------------------------------------

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                                           SCHEDULE 1
                                         AS OF MAY 1997
                                             JAPAN

TITLES                                         RIGHTS
------                                         ------
1.  ADDRESS UNKNOWN                           VIDEO
                                              AVAILABLE TV

2.  BREAKING FREE                             VIDEO
                                              AVAILABLE TV

3.  COYOTE SUMMER                             VIDEO
                                              AVAILABLE TV

4.  JUST IN TIME                              VIDEO
                                              AVAILABLE TV

5.  JUST LIKE DAD                             VIDEO
                                              AVAILABLE TV

6.  THE GOODBYE BIRD                          VIDEO
                                              AVAILABLE TV

7.  THE PAPER BRIGADE                         VIDEO
                                              AVAILABLE TV

8.  THE WITCHING OF BEN WAGNER                VIDEO
                                              AVAILABLE TV

9.  THE UNDERCOVER KID                        VIDEO
                                              AVAILABLE TV

10. WINDRUNNER                                VIDEO
                                              AVAILABLE TV

11. WISH UPON A STAR                          VIDEO
                                              AVAILABLE TV

                                   SCHEDULE 2
                                 AS OF MAY 1997
                                 UNITED KINGDOM

       TITLE                                       RIGHTS
       -----                                       ------

1. ADDRESS UNKNOWN                             AVAILABLE TV

2. BREAKING FREE                               AVAILABLE TV

3. COYOTE SUMMER                               AVAILABLE TV

4. JUST IN TIME                                AVAILABLE TV

5. JUST LIKE DAD                               AVAILABLE TV

6. THE GOODBYE BIRD                            AVAILABLE TV

7. THE PAPER BRIGADE                           AVAILABLE TV

8. THE WITCHING OF BEN WAGNER                  AVAILABLE TV

9. THE UNDERCOVER KID                          AVAILABLE TV

10. WINDRUNNER                                 AVAILABLE TV

11. WISH UPON A STAR                           AVAILABLE TV

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                                   SCHEDULE 3
                                 AS OF MAY 1997
                                   SCANDINAVIA

       TITLE                                       RIGHTS
       -----                                       ------
1. Address Unknown                            Available TV

2. Breaking Free                              Available TV

3. Coyote Summer                              Available TV

4. Just in Time                               Available TV

5. Just Like Dad                              Available TV

6. The Goodbye Bird                           Available TV

7. The Paper Brigade                          Available TV

8. The Witching of Ben Wagner                 Available TV

9. The Undercover Kid                         Available TV

10. Windrunner                                Available TV

11. Wish Upon a Star                          Available TV

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                                   SCHEDULE 4
                                 AS OF MAY 1997
                                     FRANCE

      TITLES                                       RIGHTS
      ------                                       ------
1. Address Unknown                             Video
                                               Available TV

2. Breaking Free                               Video
                                               Available TV

3. Coyote Summer                               Video
                                               Available TV

4. Just in Time                                Video
                                               Available TV

5. Just Like Dad                               Video
                                               Available TV

6. The Goodbye Bird                            Video
                                               Available TV

7. The Witching of Ben Wagner                  Video
                                               Available TV

8. Windrunner                                  Video
                                               Available TV

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                                   Schedule 5
                                 As of May 1997
                                      Spain

      TITLES                                       RIGHTS
      ------                                       ------
1. Just in Time                                 Video
                                                Available TV

2. Wish Upon a Star                             Video
                                                Available TV